Exhibit 99.1

Bank of Hawai‘i Corporation Third Quarter 2022 Financial Results

•	Diluted Earnings Per Common Share $1.28
•	Net Income $52.8 Million
•	Board of Directors Declares Dividend of $0.70 Per Common Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 24, 2022) -- Bank of Hawai‘i Corporation (NYSE: BOH) today reported diluted earnings per common share of $1.28 for the third quarter of 2022, compared with diluted earnings per common share of $1.38 in the previous quarter and $1.52 in the same quarter last year.  Net income for the third quarter of 2022 was $52.8 million, down 7.1% from the second quarter of 2022 and down 14.9% from the third quarter of 2021. The decrease from the second quarter of 2022 was primarily due to a one-time pre-tax charge of $6.9 million related to our agreement to sell assets that will terminate certain leveraged leases and a decrease in the negative provision for credit losses.  The decrease from the third quarter of 2021 was primarily due to the aforementioned charge, a decrease in the negative provision for credit losses and lower PPP income in the current quarter and one-time items in the third quarter of 2021.

“Bank of Hawai‘i continued to perform well during the third quarter of 2022," said Peter Ho, Chairman, President, and CEO.  “We experienced quality core market loan growth and continued net interest income and margin expansion. Asset quality, capital, and liquidity remained strong.”

Financial Highlights

•	The return on average assets for the third quarter of 2022 was 0.91% compared with 1.00% in the previous quarter and 1.07% in the same quarter of 2021.

•	The return on average common equity for the third quarter of 2022 was 16.98% compared with 18.19% in the previous quarter and 17.08% in the same quarter of 2021.

•

Net interest income for the third quarter of 2022 was $141.7 million, an increase of 6.6% from the second quarter of 2022 and an increase of 11.7% from the third quarter of 2021.  Net interest margin was 2.60% in the third quarter of 2022, an increase of 13 basis points compared to the previous quarter and an increase of 28 basis points from the same quarter of 2021.

o	The increase in net interest income and margin in the third quarter of 2022 compared to prior periods was due to the higher rate environment and continued strong loan growth.
o	Net interest income for the second quarter of 2022 included $1.1 million of interest recoveries.

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Bank of Hawaii Corporation Third Quarter 2022 Financial Results	Page 2

•

There was no provision for credit losses for the third quarter of 2022 compared with a net benefit of $2.5 million in the previous quarter and a net benefit of $10.4 million in the same quarter of 2021.

•

Noninterest income was $30.7 million in the third quarter of 2022, a decrease of 27.3% from the previous quarter and a decrease of 25.9% from the same quarter of 2021 primarily due to one-time items in the current quarter.

o

Noninterest income in the current quarter included a one-time pre-tax charge of $6.9 million related to our agreement to sell assets that will terminate leveraged leases related to 31 locomotives.  The sale and lease termination will complete the Company’s process of exiting the leveraged lease market. In addition, noninterest income in the current quarter also included a negative adjustment of $0.9 million related to a change in the Visa Class B conversion ratio.

•	Noninterest expense was $105.7 million in the third quarter of 2022, an increase of 2.7% from the previous quarter and an increase of 9.6% from the same quarter of 2021.
o

Compared to the same period in 2021, noninterest expense included the impact of higher salaries and benefits, including $1.8 million in separation expenses, and higher occupancy expenses, primarily due to a one-time benefit in the same quarter of last year from the sale of property.

o

One-time significant items in the third quarter of 2021 included a gain of $6.3 million related to the sale of property partially offset by $3.8 million of fees related to the early termination of repurchase agreements and $1.2 million in separation expenses.

•	The effective tax rate for the third quarter of 2022 was 20.7% compared with 23.8% in the previous quarter and 24.4% during the same quarter of 2021.
o	The lower effective tax rate in the current quarter is primarily due to tax benefits related to the aforementioned agreement to sell assets that will terminate certain leveraged leases.

Asset Quality

The Company’s overall asset quality remained strong during the third quarter of 2022.

•

Total non-performing assets were $13.9 million at September 30, 2022, down by $1.6 million from June 30, 2022 and down $6.8 million from September 30, 2021.  Non-performing assets as a percentage of total loans and leases and foreclosed real estate were 0.10% at the end of the quarter, a decrease of 2 basis points from the end of the prior quarter and a decrease of 7 basis points from the same quarter of 2021.

•	Net loan and lease charge-offs during the third quarter of 2022 were $1.1 million or 0.03% annualized of total average loans and leases outstanding.
o	Net loan and lease charge-offs for the third quarter of 2022 were comprised of charge-offs of $2.9 million partially offset by recoveries of $1.7 million.
o	Compared to the prior quarter, net loan and lease charge-offs increased by $0.5 million or 1 basis point annualized on total average loans and leases outstanding.
o	Compared to the same quarter of 2021, net loan and lease charge-offs decreased by $0.05 million or 1 basis point annualized on total average loans and leases outstanding.

•

The allowance for credit losses on loans and leases was $146.4 million at September 30, 2022, a decrease of $2.1 million from June 30, 2022 and a decrease of $21.5 million from September 30, 2021.  The ratio of the allowance for credit losses to total loans and leases outstanding was 1.10% at the end of the quarter, down 5 basis points from the end of the prior quarter and down 29 basis points from the end of the same quarter of 2021.

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Bank of Hawaii Corporation Third Quarter 2022 Financial Results	Page 3

Balance Sheet

•	Total assets were $23.1 billion at September 30, 2022, a decrease of 0.4% from June 30, 2022 and an increase of 0.7% from September 30, 2021.

•	The investment securities portfolio was $7.9 billion at September 30, 2022, a decrease of 4.7% from June 30, 2022 and a decrease of 14.8% from September 30, 2021.
o	During the third quarter, the Company transferred investment securities with total fair value of approximately $1.3 billion from available-for-sale to held-to-maturity.
o	The investment portfolio remains largely comprised of securities issued by U.S. government agencies and U.S. government-sponsored enterprises.

•	Total loans and leases were $13.3 billion at September 30, 2022, an increase of 2.9% from June 30, 2022 and an increase of 10.3% from September 30, 2021.
o	Total loans and leases excluding PPP loans were $13.3 billion at September 30, 2022, an increase of 2.9% from June 30, 2022 and an increase of 12.7% from September 30, 2021.

•	Total deposits were $20.9 billion at September 30, 2022, a decrease of 0.7% from June 30, 2022 and an increase of 1.9% from September 30, 2021.

Capital and Dividends

•	The Tier 1 Capital Ratio was 12.72% at September 30, 2022 compared with 13.01% at June 30, 2022 and 13.47% at September 30, 2021.

•	The Tier 1 Leverage Ratio was 7.28% at September 30, 2022 compared with 7.29% at June 30, 2022 and 7.10% at September 30, 2021.

•

The Company repurchased 187.5 thousand shares of common stock at a total cost of $15.0 million under its share repurchase program in the third quarter of 2022 at an average cost of $79.84 per share repurchased.

o	Total remaining buyback authority under the share repurchase program was $50.9 million at September 30, 2022.

•

The Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share on the Company’s outstanding common shares.  The dividend will be payable on December 14, 2022 to shareholders of record at the close of business on November 30, 2022.

•

On October 4, 2022, the Board of Directors declared the quarterly dividend payment of $10.94 per share, equivalent to $0.2735 per depositary share, on its preferred stock.  The depositary shares representing the Series A Preferred Stock are traded on the NYSE under the symbol “BOH.PRA.”  The dividend will be payable on November 1, 2022 to shareholders of record of the preferred stock at the close of business on October 17, 2022.

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Bank of Hawaii Corporation Third Quarter 2022 Financial Results	Page 4

Conference Call Information

The Company will review its third quarter financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time).  The live call, including a slide presentation, will be accessible on the investor relations link of Bank of Hawai‘i Corporation's website, www.boh.com.

•	The webcast can be accessed via the link below: https://register.vevent.com/register/BIb16c1a66caad46fe8057fb079c9fe595.
•

A replay of the conference call will be available for one year beginning approximately 11:00 a.m. Hawaii Time on Monday, October 24, 2022. The replay will be accessible via the same link.  In addition, the replay will be available on the Company's website, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties that could cause results to be materially different from expectations. Forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations are examples of certain of these forward-looking statements.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors.  More information about these factors is contained in Bank of Hawai‘i Corporation's Annual Report on Form 10-K for the year ended December 31, 2021 and its Form 10-Q for the fiscal quarters ended March 31, 2022 and June 30, 2022, which were filed with the U.S. Securities and Exchange Commission.  These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Bank of Hawai‘i Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawaii and the West Pacific.  The Company's principal subsidiary, Bank of Hawai'i, was founded in 1897.  For more information about Bank of Hawai‘i Corporation, see the Company’s web site, www.boh.com. Bank of Hawai‘i Corporation is a trade name of Bank of Hawaii Corporation.

# # # #

Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2022	2022	2021	2022	2021
For the Period:
Operating Results
Net Interest Income	$141,655	$132,902	$126,819	$399,820	$370,902
Provision for Credit Losses	-	(2,500)	(10,400)	(8,000)	(40,800)
Total Noninterest Income	30,660	42,158	41,378	116,369	128,779
Total Noninterest Expense	105,749	102,939	96,519	312,562	291,911
Pre-Provision Net Revenue	66,566	72,121	71,678	203,627	207,770
Net Income	52,801	56,862	62,053	164,497	189,535
Net Income Available to Common Shareholders	50,832	54,893	61,047	158,590	188,529
Basic Earnings Per Common Share	1.28	1.38	1.53	4.00	4.73
Diluted Earnings Per Common Share	1.28	1.38	1.52	3.98	4.70
Dividends Declared Per Common Share	0.70	0.70	0.70	2.10	2.04

Performance Ratios
Return on Average Assets	0.91%	1.00%	1.07%	0.96%	1.15%
Return on Average Shareholders' Equity	15.31	16.40	15.41	15.25	17.31
Return on Average Common Equity	16.98	18.19	17.08	16.81	18.10
Efficiency Ratio [1]	61.37	58.80	57.38	60.55	58.42
Net Interest Margin [2]	2.60	2.47	2.32	2.47	2.37
Dividend Payout Ratio [3]	54.69	50.72	45.75	52.50	43.13
Average Shareholders' Equity to Average Assets	5.91	6.08	6.95	6.28	6.63

Average Balances
Average Loans and Leases	$13,126,717	$12,700,825	$11,958,321	$12,709,045	$12,002,426
Average Assets	23,135,820	22,891,262	22,993,036	22,959,246	22,079,174
Average Deposits	20,863,681	20,569,363	20,473,777	20,621,310	19,619,053
Average Shareholders' Equity	1,367,946	1,390,653	1,598,076	1,441,706	1,463,566

Per Share of Common Stock
Book Value [4]	$27.55	$29.09	$35.16	$27.55	$35.16
Tangible Book Value	26.76	28.30	34.38	26.76	34.38
Market Value
Closing	76.12	74.40	82.17	76.12	82.17
High	85.45	84.93	87.12	92.38	99.10
Low	70.89	70.97	75.68	70.89	75.65

		September 30,	June 30,	December 31,	September 30,
		2022	2022	2021	2021
As of Period End:
Balance Sheet Totals
Loans and Leases		$13,321,606	$12,951,573	$12,259,076	$12,072,750
Total Assets		23,134,040	23,232,699	22,784,941	22,965,383
Total Deposits		20,888,773	21,025,681	20,360,108	20,493,678
Other Debt		10,319	10,343	10,391	10,414
Total Shareholders' Equity		1,282,384	1,348,746	1,611,611	1,597,109

Asset Quality
Non-Performing Assets		$13,868	$15,493	$18,966	$20,620
Allowance for Credit Losses - Loans and Leases		146,436	148,512	157,821	167,920
Allowance to Loans and Leases Outstanding [5]		1.10%	1.15%	1.29%	1.39%

Capital Ratios [6]
Common Equity Tier 1 Capital Ratio		11.42%	11.66%	12.12%	12.02%
Tier 1 Capital Ratio		12.72	13.01	13.56	13.47
Total Capital Ratio		13.82	14.14	14.81	14.72
Tier 1 Leverage Ratio		7.28	7.29	7.32	7.10
Total Shareholders' Equity to Total Assets		5.54	5.81	7.07	6.95
Tangible Common Equity to Tangible Assets [7]		4.64	4.90	6.15	6.04
Tangible Common Equity to Risk-Weighted Assets [7]		7.97	8.72	11.44	11.46

Non-Financial Data
Full-Time Equivalent Employees		2,115	2,114	2,056	2,049
Branches		51	54	54	54
ATMs		316	310	307	303

[1]	Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2]	Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3]	Dividend payout ratio is defined as dividends declared per common share divided by basic earnings per common share.
[4]	Book Value was revised from $35.30 for the three months ended and nine months ended September 30, 2021.
[5]	The numerator comprises the Allowance for Credit Losses - Loans and Leases.
[6]	Regulatory capital ratios as of September 30, 2022 are preliminary.
[7]

Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures.  Tangible common equity is defined by the Company as common shareholders' equity minus goodwill.

See Table 2 "Reconciliation of Non-GAAP Financial Measures".

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures				Table 2
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2022	2022	2021	2021

Total Shareholders' Equity	$1,282,384	$1,348,746	$1,611,611	$1,597,109
Less: Preferred Stock	180,000	180,000	180,000	180,000
Goodwill	31,517	31,517	31,517	31,517
Tangible Common Equity	$1,070,867	$1,137,229	$1,400,094	$1,385,592

Total Assets	23,134,040	23,232,699	22,784,941	22,965,383
Less: Goodwill	31,517	31,517	31,517	31,517
Tangible Assets	$23,102,523	$23,201,182	$22,753,424	$22,933,866

Risk-Weighted Assets, determined in accordance
with prescribed regulatory requirements [1]	$13,428,188	$13,038,852	$12,236,805	$12,093,010

Total Shareholders' Equity to Total Assets	5.54%	5.81%	7.07%	6.95%
Tangible Common Equity to Tangible Assets (Non-GAAP)	4.64%	4.90%	6.15%	6.04%

Tier 1 Capital Ratio [1]	12.72%	13.01%	13.56%	13.47%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP) [1]	7.97%	8.72%	11.44%	11.46%

[1]	Regulatory capital ratios as of September 30, 2022 are preliminary.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2022	2022	2021	2022	2021
Interest Income
Interest and Fees on Loans and Leases	$115,013	$101,663	$100,570	$311,115	$300,763
Income on Investment Securities
Available-for-Sale	16,995	17,984	16,396	52,079	48,700
Held-to-Maturity	20,243	18,838	16,754	57,782	43,630
Deposits	10	5	2	19	9
Funds Sold	2,335	719	382	3,181	779
Other	322	353	159	877	526
Total Interest Income	154,918	139,562	134,263	425,053	394,407
Interest Expense
Deposits	10,296	3,535	3,837	16,184	12,318
Securities Sold Under Agreements to Repurchase	2,745	2,794	3,423	8,311	10,426
Funds Purchased	40	57	-	99	1
Short-Term Borrowings	-	92	-	92	-
Other Debt	182	182	184	547	760
Total Interest Expense	13,263	6,660	7,444	25,233	23,505
Net Interest Income	141,655	132,902	126,819	399,820	370,902
Provision for Credit Losses	-	(2,500)	(10,400)	(8,000)	(40,800)
Net Interest Income After Provision for Credit Losses	141,655	135,402	137,219	407,820	411,702
Noninterest Income
Trust and Asset Management	10,418	11,457	11,415	33,151	34,375
Mortgage Banking	1,002	1,247	3,136	4,989	12,056
Service Charges on Deposit Accounts	7,526	7,309	6,510	22,107	18,703
Fees, Exchange, and Other Service Charges	13,863	14,193	13,604	41,008	41,018
Investment Securities Losses, Net	(2,147)	(1,295)	(1,259)	(4,987)	(39)
Annuity and Insurance	1,034	870	735	2,695	2,348
Bank-Owned Life Insurance	2,486	2,658	1,897	7,493	5,877
Other	(3,522)	5,719	5,340	9,913	14,441
Total Noninterest Income	30,660	42,158	41,378	116,369	128,779
Noninterest Expense
Salaries and Benefits	59,938	57,769	56,447	177,631	168,859
Net Occupancy	10,186	9,930	3,079	29,942	17,216
Net Equipment	9,736	9,543	8,924	28,432	26,598
Data Processing	4,616	4,607	4,722	13,783	15,601
Professional Fees	3,799	3,542	2,948	10,599	9,468
FDIC Insurance	1,680	1,590	1,594	4,772	4,917
Other	15,794	15,958	18,805	47,403	49,252
Total Noninterest Expense	105,749	102,939	96,519	312,562	291,911
Income Before Provision for Income Taxes	66,566	74,621	82,078	211,627	248,570
Provision for Income Taxes	13,765	17,759	20,025	47,130	59,035
Net Income	$52,801	$56,862	$62,053	$164,497	$189,535
Preferred Stock Dividends	1,969	1,969	1,006	5,908	1,006
Net Income Available to Common Shareholders	$50,832	$54,893	$61,047	$158,589	$188,529
Basic Earnings Per Common Share	$1.28	$1.38	$1.53	$4.00	$4.73
Diluted Earnings Per Common Share	$1.28	$1.38	$1.52	$3.98	$4.70
Dividends Declared Per Common Share	$0.70	$0.70	$0.70	$2.10	$2.04
Basic Weighted Average Common Shares	39,567,047	39,693,593	39,881,437	39,670,409	39,870,450
Diluted Weighted Average Common Shares	39,758,209	39,842,608	40,080,919	39,848,795	40,088,899

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income (Loss)					Table 4
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2022	2022	2021	2022	2021
Net Income	$52,801	$56,862	$62,053	$164,497	$189,535
Other Comprehensive Loss, Net of Tax:
Net Unrealized Losses on Investment Securities	(79,600)	(122,647)	(7,541)	(382,371)	(57,714)
Defined Benefit Plans	354	352	441	1,059	1,324
Other Comprehensive Loss	(79,246)	(122,295)	(7,100)	(381,312)	(56,390)
Comprehensive Income (Loss)	$(26,445)	$(65,433)	$54,953	$(216,815)	$133,145

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2022	2022	2021	2021
Assets
Interest-Bearing Deposits in Other Banks	$5,429	$2,264	$2,571	$2,188
Funds Sold	402,714	576,430	361,536	422,063
Investment Securities
Available-for-Sale	2,424,608	3,955,476	4,276,056	4,353,520
Held-to-Maturity (Fair Value of $4,668,074; $3,823,739; $4,646,619; and $4,895,763)	5,461,160	4,321,693	4,694,780	4,899,880
Loans Held for Sale	418	4,514	26,746	21,965
Loans and Leases	13,321,606	12,951,573	12,259,076	12,072,750
Allowance for Credit Losses	(146,436)	(148,512)	(157,821)	(167,920)
Net Loans and Leases	13,175,170	12,803,061	12,101,255	11,904,830
Total Earning Assets	21,469,499	21,663,438	21,462,944	21,604,446
Cash and Due from Banks	247,506	260,672	196,327	231,711
Premises and Equipment, Net	208,251	202,063	199,393	199,144
Operating Lease Right-of-Use Assets	94,613	91,901	95,621	97,007
Accrued Interest Receivable	50,143	47,141	45,242	46,751
Foreclosed Real Estate	1,040	2,332	2,332	2,332
Mortgage Servicing Rights	23,104	23,540	22,251	22,099
Goodwill	31,517	31,517	31,517	31,517
Bank-Owned Life Insurance	451,407	448,925	344,587	293,230
Other Assets	556,960	461,170	384,727	437,146
Total Assets	$23,134,040	$23,232,699	$22,784,941	$22,965,383

Liabilities
Deposits
Noninterest-Bearing Demand	$7,300,157	$7,374,055	$7,275,287	$7,111,693
Interest-Bearing Demand	4,399,625	4,339,520	4,628,567	4,768,725
Savings	7,954,006	8,054,899	7,456,165	7,540,345
Time	1,234,985	1,257,207	1,000,089	1,072,915
Total Deposits	20,888,773	21,025,681	20,360,108	20,493,678
Securities Sold Under Agreements to Repurchase	425,490	425,490	450,490	450,490
Other Debt	10,319	10,343	10,391	10,414
Operating Lease Liabilities	102,705	99,722	103,210	104,452
Retirement Benefits Payable	37,053	37,532	38,494	49,802
Accrued Interest Payable	3,405	2,545	2,499	3,415
Taxes Payable	13,527	10,607	11,901	9,815
Other Liabilities	370,384	272,033	196,237	246,208
Total Liabilities	21,851,656	21,883,953	21,173,330	21,368,274
Shareholders' Equity
Preferred Stock ($.01 par value; authorized 180,000 shares;
issued / outstanding: September 30, 2022; June 30, 2022; December 31, 2021;	180,000	180,000	180,000	180,000
and September 30, 2021 - 180,000)
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: September 30, 2022 - 58,728,796 / 40,011,473;
June 30, 2022 - 58,727,909 / 40,182,659; December 31, 2021 - 58,554,669 / 40,253,193;	582	582	581	580
and September 30, 2021 - 58,559,089 / 40,305,801)
Capital Surplus	615,985	611,694	602,508	598,341
Accumulated Other Comprehensive Loss	(447,694)	(368,448)	(66,382)	(48,568)
Retained Earnings	2,024,641	2,002,005	1,950,375	1,916,861
Treasury Stock, at Cost (Shares: September 30, 2022 - 18,717,323; June 30, 2022 - 18,545,250;
December 31, 2021 - 18,301,476; and September 30, 2021 - 18,253,288)	(1,091,130)	(1,077,087)	(1,055,471)	(1,050,105)
Total Shareholders' Equity	1,282,384	1,348,746	1,611,611	1,597,109
Total Liabilities and Shareholders' Equity	$23,134,040	$23,232,699	$22,784,941	$22,965,383

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity									Table 6
						Accumulated
						Other
						Compre-
	Preferred		Common			hensive
	Shares	Preferred	Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2021	180,000	$180,000	40,253,193	$581	$602,508	$(66,382)	$1,950,375	$(1,055,471)	$1,611,611
Net Income	-	-	-	-	-	-	164,497	-	164,497
Other Comprehensive Loss	-	-	-	-	-	(381,312)	-	-	(381,312)
Share-Based Compensation	-	-	-	-	11,947	-	-	-	11,947
Common Stock Issued under Purchase and
Equity Compensation Plans	-	-	247,966	1	1,530	-	256	3,889	5,676
Common Stock Repurchased	-	-	(489,686)	-	-	-	-	(39,548)	(39,548)
Cash Dividends Declared Common Stock
($2.10 per share)	-	-	-	-	-	-	(84,579)	-	(84,579)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	(5,908)	-	(5,908)
Balance as of September 30, 2022	180,000	$180,000	40,011,473	$582	$615,985	$(447,694)	$2,024,641	$(1,091,130)	$1,282,384

Balance as of December 31, 2020	-	$-	40,119,312	$580	$591,360	$7,822	$1,811,979	$(1,037,234)	$1,374,507
Net Income	-	-	-	-	-	-	189,535	-	189,535
Other Comprehensive Loss	-	-	-	-	-	(56,390)	-	-	(56,390)
Share-Based Compensation	-	-	-	-	9,658	-	-	-	9,658
Preferred Stock Issued, Net	180,000	180,000	-	-	(4,513)	-	-	-	175,487
Common Stock Issued under Purchase and
Equity Compensation Plans	-	-	466,265	-	1,836	-	(1,218)	10,541	11,159
Common Stock Repurchased	-	-	(279,776)	-	-	-	-	(23,412)	(23,412)
Cash Dividends Declared Common Stock
($2.04 per share)	-	-	-	-	-	-	(82,429)	-	(82,429)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	(1,006)	-	(1,006)
Balance as of September 30, 2021	180,000	$180,000	40,305,801	$580	$598,341	$(48,568)	$1,916,861	$(1,050,105)	$1,597,109

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2022			June 30, 2022			September 30, 2021
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2.9	$-	1.32%	$3.5	$-	0.59%	$3.2	$-	0.23%
Funds Sold	411.8	2.3	2.22	273.5	0.7	1.04	999.5	0.4	0.15
Investment Securities
Available-for-Sale
Taxable	3,481.9	17.0	1.95	4,123.1	18.0	1.74	4,454.9	16.3	1.46
Non-Taxable	2.5	-	1.56	2.9	-	1.99	10.1	0.1	4.34
Held-to-Maturity
Taxable	4,645.7	20.1	1.73	4,377.0	18.7	1.71	4,294.6	16.5	1.53
Non-Taxable	35.6	0.2	2.10	35.7	0.2	2.10	64.8	0.4	2.37
Total Investment Securities	8,165.7	37.3	1.82	8,538.7	36.9	1.73	8,824.4	33.3	1.51
Loans Held for Sale	4.3	0.1	4.46	6.3	0.1	4.06	24.6	0.2	2.80
Loans and Leases [3]
Commercial and Industrial	1,353.8	12.5	3.66	1,330.0	9.9	2.99	1,252.8	9.1	2.88
Paycheck Protection Program	28.0	0.2	3.02	38.7	0.5	5.26	392.0	7.9	7.98
Commercial Mortgage	3,530.9	33.3	3.74	3,357.2	26.2	3.13	2,952.7	21.9	2.94
Construction	233.0	2.8	4.81	222.6	2.4	4.39	289.9	2.5	3.38
Commercial Lease Financing	89.1	0.4	1.58	94.2	0.3	1.44	109.3	0.4	1.58
Residential Mortgage	4,526.6	37.4	3.30	4,445.7	36.4	3.26	4,253.2	34.8	3.27
Home Equity	2,144.8	16.4	3.04	2,032.9	14.4	2.85	1,621.4	12.2	2.97
Automobile	795.5	6.4	3.19	759.1	6.1	3.20	718.7	6.2	3.41
Other [4]	425.0	5.9	5.48	420.4	5.6	5.38	368.3	5.7	6.16
Total Loans and Leases	13,126.7	115.3	3.49	12,700.8	101.8	3.21	11,958.3	100.7	3.35
Other	36.9	0.3	3.49	38.2	0.3	3.70	31.5	0.2	2.02
Total Earning Assets	21,748.3	155.3	2.84	21,561.0	139.8	2.60	21,841.5	134.8	2.45
Cash and Due from Banks	233.5			238.4			252.2
Other Assets	1,154.0			1,091.9			899.3
Total Assets	$23,135.8			$22,891.3			$22,993.0

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$4,286.0	1.4	0.13	$4,442.2	0.7	0.06	$4,707.1	0.7	0.06
Savings	7,962.0	6.6	0.33	7,692.8	1.9	0.10	7,687.0	1.8	0.09
Time	1,146.9	2.3	0.79	950.4	0.9	0.40	1,267.0	1.4	0.44
Total Interest-Bearing Deposits	13,394.9	10.3	0.30	13,085.4	3.5	0.11	13,661.1	3.9	0.11
Short-Term Borrowings	4.9	0.1	3.17	59.8	0.1	0.98	-	-	-
Securities Sold Under Agreements to Repurchase	425.5	2.7	2.52	447.7	2.8	2.47	547.8	3.4	2.45
Other Debt	10.3	0.2	7.05	10.4	0.3	7.05	10.4	0.2	7.04
Total Interest-Bearing Liabilities	13,835.6	13.3	0.38	13,603.3	6.7	0.20	14,219.3	7.5	0.21
Net Interest Income		$142.0			$133.1			$127.3
Interest Rate Spread			2.46%			2.40%			2.24%
Net Interest Margin			2.60%			2.47%			2.32%
Noninterest-Bearing Demand Deposits	7,468.8			7,484.0			6,812.7
Other Liabilities	463.5			413.3			362.9
Shareholders' Equity	1,367.9			1,390.7			1,598.1
Total Liabilities and Shareholders' Equity	$23,135.8			$22,891.3			$22,993.0

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $343,000, $221,000, and $315,000 for the three months ended September 30, 2022, June 30, 2022, and September 30, 2021, respectively.
[3] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[4] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]					Table 7b
	Nine Months Ended			Nine Months Ended
	September 30, 2022			September 30, 2021
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.3	$-	0.76%	$2.9	$-	0.44%
Funds Sold	308.6	3.2	1.36	833.7	0.8	0.12
Investment Securities
Available-for-Sale
Taxable	3,998.2	52.0	1.74	4,252.9	48.4	1.52
Non-Taxable	2.8	-	1.84	11.5	0.4	4.29
Held-to-Maturity
Taxable	4,530.4	57.4	1.69	3,728.9	42.9	1.53
Non-Taxable	35.7	0.6	2.10	48.2	0.9	2.46
Total Investment Securities	8,567.1	110.0	1.71	8,041.5	92.6	1.54
Loans Held for Sale	8.1	0.2	3.43	25.5	0.5	2.81
Loans and Leases [3]
Commercial and Industrial	1,339.0	31.4	3.13	1,281.0	28.1	2.94
Paycheck Protection Program	51.7	2.5	6.59	545.9	20.0	4.90
Commercial Mortgage	3,350.3	81.3	3.25	2,894.5	64.5	2.98
Construction	227.7	7.3	4.30	280.0	7.3	3.51
Commercial Lease Financing	94.0	1.0	1.49	107.1	1.2	1.52
Residential Mortgage	4,439.1	108.6	3.26	4,211.8	106.2	3.36
Home Equity	2,026.5	44.1	2.91	1,596.4	36.9	3.09
Automobile	764.2	18.4	3.21	712.5	18.4	3.46
Other [4]	416.5	17.0	5.44	373.2	18.1	6.48
Total Loans and Leases	12,709.0	311.6	3.27	12,002.4	300.7	3.35
Other	37.2	0.9	3.14	32.4	0.5	2.17
Total Earning Assets	21,633.3	425.9	2.63	20,938.4	395.1	2.52
Cash and Due from Banks	235.0			259.6
Other Assets	1,090.9			881.2
Total Assets	$22,959.2			$22,079.2

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$4,459.9	2.6	0.08	$4,450.6	2.0	0.06
Savings	7,733.3	9.5	0.16	7,414.6	5.0	0.09
Time	1,023.6	4.1	0.53	1,437.1	5.3	0.49
Total Interest-Bearing Deposits	13,216.8	16.2	0.16	13,302.3	12.3	0.12
Short-Term Borrowings	23.9	0.2	1.05	0.8	-	0.09
Securities Sold Under Agreements to Repurchase	441.1	8.3	2.48	572.7	10.4	2.40
Other Debt	10.3	0.6	7.05	33.5	0.8	3.03
Total Interest-Bearing Liabilities	13,692.1	25.3	0.25	13,909.3	23.5	0.22
Net Interest Income		$400.6			$371.6
Interest Rate Spread			2.38%			2.30%
Net Interest Margin			2.47%			2.37%
Noninterest-Bearing Demand Deposits	7,404.5			6,316.8
Other Liabilities	420.9			389.5
Shareholders' Equity	1,441.7			1,463.6
Total Liabilities and Shareholders' Equity	$22,959.2			$22,079.2

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $818,000 and $836,000 for nine months ended September 30, 2022 and September 30, 2021, respectively.
[3] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[4] Comprised of other consumer revolving credit, installment, and consumer lease financing.

.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended September 30, 2022
	Compared to June 30, 2022
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.5	$1.1	$1.6
Investment Securities
Available-for-Sale
Taxable	(3.0)	2.0	(1.0)
Held-to-Maturity
Taxable	1.2	0.2	1.4
Total Investment Securities	(1.8)	2.2	0.4
Loans and Leases
Commercial and Industrial	0.2	2.4	2.6
Paycheck Protection Program	(0.1)	(0.2)	(0.3)
Commercial Mortgage	1.5	5.6	7.1
Construction	0.1	0.3	0.4
Commercial Lease Financing	0.1	-	0.1
Residential Mortgage	0.6	0.4	1.0
Home Equity	0.9	1.1	2.0
Automobile	0.3	-	0.3
Other [2]	0.1	0.2	0.3
Total Loans and Leases	3.7	9.8	13.5
Total Change in Interest Income	2.4	13.1	15.5

Change in Interest Expense:
Interest-Bearing Deposits
Demand	-	0.7	0.7
Savings	0.1	4.6	4.7
Time	0.2	1.2	1.4
Total Interest-Bearing Deposits	0.3	6.5	6.8
Short-Term Borrowings	(0.2)	0.2	-
Securities Sold Under Agreements to Repurchase	(0.2)	0.1	(0.1)
Other Debt	-	(0.1)	(0.1)
Total Change in Interest Expense	(0.1)	6.7	6.6

Change in Net Interest Income	$2.5	$6.4	$8.9

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended September 30, 2022
	Compared to September 30, 2021
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.4)	$2.3	$1.9
Investment Securities
Available-for-Sale
Taxable	(4.0)	4.7	0.7
Non-Taxable	(0.1)	-	(0.1)
Held-to-Maturity
Taxable	1.4	2.2	3.6
Non-Taxable	(0.2)	-	(0.2)
Total Investment Securities	(2.9)	6.9	4.0
Loans Held for Sale	(0.2)	0.1	(0.1)
Loans and Leases
Commercial and Industrial	0.8	2.6	3.4
Paycheck Protection Program	(4.6)	(3.1)	(7.7)
Commercial Mortgage	4.8	6.6	11.4
Construction	(0.6)	0.9	0.3
Commercial Lease Financing	(0.1)	0.1	-
Residential Mortgage	2.3	0.3	2.6
Home Equity	4.0	0.2	4.2
Automobile	0.6	(0.4)	0.2
Other [2]	0.9	(0.7)	0.2
Total Loans and Leases	8.1	6.5	14.6
Other	-	0.1	0.1
Total Change in Interest Income	4.6	15.9	20.5

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	0.8	0.7
Savings	0.1	4.7	4.8
Time	(0.1)	1.0	0.9
Total Interest-Bearing Deposits	(0.1)	6.5	6.4
Short-Term Borrowings	0.1	-	0.1
Securities Sold Under Agreements to Repurchase	(0.8)	0.1	(0.7)
Total Change in Interest Expense	(0.8)	6.6	5.8

Change in Net Interest Income	$5.4	$9.3	$14.7

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Nine Months Ended September 30, 2022
	Compared to September 30, 2021
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.8)	$3.2	$2.4
Investment Securities
Available-for-Sale
Taxable	(3.0)	6.6	3.6
Non-Taxable	(0.3)	(0.1)	(0.4)
Held-to-Maturity
Taxable	9.9	4.6	14.5
Non-Taxable	(0.2)	(0.1)	(0.3)
Total Investment Securities	6.4	11.0	17.4
Loans Held for Sale	(0.4)	0.1	(0.3)
Loans and Leases
Commercial and Industrial	1.3	2.0	3.3
Paycheck Protection Program	(22.6)	5.1	(17.5)
Commercial Mortgage	10.8	6.0	16.8
Construction	(1.5)	1.5	-
Commercial Lease Financing	(0.1)	(0.1)	(0.2)
Residential Mortgage	5.7	(3.3)	2.4
Home Equity	9.4	(2.2)	7.2
Automobile	1.3	(1.3)	-
Other [2]	2.0	(3.1)	(1.1)
Total Loans and Leases	6.3	4.6	10.9
Other	0.1	0.3	0.4
Total Change in Interest Income	11.6	19.2	30.8

Change in Interest Expense:
Interest-Bearing Deposits
Demand	-	0.6	0.6
Savings	0.2	4.3	4.5
Time	(1.6)	0.4	(1.2)
Total Interest-Bearing Deposits	(1.4)	5.3	3.9
Short-Term Borrowings	0.2	-	0.2
Securities Sold Under Agreements to Repurchase	(2.5)	0.4	(2.1)
Other Debt	(0.8)	0.6	(0.2)
Total Change in Interest Expense	(4.5)	6.3	1.8

Change in Net Interest Income	$16.1	$12.9	$29.0

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2022	2022	2021	2022	2021
Salaries	$37,792	$36,721	$34,676	$109,445	$99,658
Incentive Compensation	5,885	6,073	4,677	18,069	15,763
Share-Based Compensation	3,558	3,962	3,335	11,319	9,093
Commission Expense	1,005	1,232	1,772	3,878	6,807
Retirement and Other Benefits	4,448	4,036	4,746	13,177	15,552
Payroll Taxes	2,826	3,034	2,825	10,804	9,819
Medical, Dental, and Life Insurance	2,605	2,591	3,222	8,430	8,850
Separation Expense	1,819	120	1,194	2,509	3,317
Total Salaries and Benefits	$59,938	$57,769	$56,447	$177,631	$168,859

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2022	2022	2022	2021	2021
Commercial
Commercial and Industrial	$1,368,966	$1,323,830	$1,354,757	$1,361,921	$1,325,446
Paycheck Protection Program	22,955	31,964	57,809	126,779	268,480
Commercial Mortgage	3,591,943	3,464,126	3,257,689	3,152,130	2,994,520
Construction	236,498	246,177	248,363	220,254	296,052
Lease Financing	73,989	89,535	98,107	105,108	107,526
Total Commercial	5,294,351	5,155,632	5,016,725	4,966,192	4,992,024
Consumer
Residential Mortgage	4,585,723	4,486,571	4,405,718	4,309,602	4,272,540
Home Equity	2,185,484	2,101,612	1,958,285	1,836,588	1,680,229
Automobile	820,640	775,065	742,934	736,565	727,234
Other [1]	435,408	432,693	420,830	410,129	400,723
Total Consumer	8,027,255	7,795,941	7,527,767	7,292,884	7,080,726
Total Loans and Leases	$13,321,606	$12,951,573	$12,544,492	$12,259,076	$12,072,750

Deposits
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2022	2022	2022	2021	2021
Consumer	$10,507,946	$10,554,121	$10,654,192	$10,438,844	$10,150,199
Commercial	8,841,781	8,824,609	8,818,477	8,641,932	8,767,733
Public and Other	1,539,046	1,646,951	1,243,618	1,279,332	1,575,746
Total Deposits	$20,888,773	$21,025,681	$20,716,287	$20,360,108	$20,493,678

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2022	2022	2022	2021	2021
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$49	$85	$99	$243	$209
Commercial Mortgage	3,396	3,462	8,065	8,205	8,309
Total Commercial	3,445	3,547	8,164	8,448	8,518
Consumer
Residential Mortgage	4,945	5,179	3,845	3,305	4,348
Home Equity	4,438	4,435	5,638	4,881	5,422
Total Consumer	9,383	9,614	9,483	8,186	9,770
Total Non-Accrual Loans and Leases	12,828	13,161	17,647	16,634	18,288
Foreclosed Real Estate	1,040	2,332	2,332	2,332	2,332
Total Non-Performing Assets	$13,868	$15,493	$19,979	$18,966	$20,620

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$-	$-	$22	$-	$-
Total Commercial	-	-	22	-	-
Consumer
Residential Mortgage	3,279	2,638	4,113	3,159	4,776
Home Equity	1,061	2,029	2,722	3,456	2,946
Automobile	467	359	504	729	395
Other 1	513	508	649	426	593
Total Consumer	5,320	5,534	7,988	7,770	8,710
Total Accruing Loans and Leases Past Due 90 Days or More	$5,320	$5,534	$8,010	$7,770	$8,710
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$44,641	$46,024	$54,136	$60,519	$62,787
Total Loans and Leases	$13,321,606	$12,951,573	$12,544,492	$12,259,076	$12,072,750

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.10%	0.10%	0.14%	0.14%	0.15%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.10%	0.12%	0.16%	0.15%	0.17%

Ratio of Non-Performing Assets to Total Assets	0.06%	0.06%	0.07%	0.07%	0.08%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.07%	0.07%	0.16%	0.17%	0.17%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.13%	0.15%	0.16%	0.14%	0.17%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.14%	0.16%	0.22%	0.22%	0.24%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$15,493	$19,979	$18,966	$20,620	$18,974
Additions	489	2,293	2,243	357	3,171
Reductions
Payments	(706)	(5,511)	(1,230)	(972)	(889)
Return to Accrual Status	(116)	(1,267)	-	(1,038)	(606)
Sales of Foreclosed Real Estate	(1,292)	-	-	-	-
Charge-offs/Write-downs	-	(1)	-	(1)	(30)
Total Reductions	(2,114)	(6,779)	(1,230)	(2,011)	(1,525)
Balance at End of Quarter	$13,868	$15,493	$19,979	$18,966	$20,620

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2022	2022	2021	2022	2021
Balance at Beginning of Period	$154,098	$157,264	$186,371	$164,297	$221,303

Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(147)	(233)	(196)	(729)	(900)
Consumer
Residential Mortgage	-	(80)	(197)	(80)	(316)
Home Equity	-	(22)	(289)	(90)	(412)
Automobile	(794)	(1,157)	(576)	(3,481)	(3,894)
Other 1	(1,924)	(1,854)	(2,187)	(5,739)	(8,523)
Total Loans and Leases Charged-Off	(2,865)	(3,346)	(3,445)	(10,119)	(14,045)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	45	51	118	465	374
Consumer
Residential Mortgage	156	920	173	1,130	1,609
Home Equity	367	416	216	1,298	1,276
Automobile	441	684	943	1,864	3,034
Other [1]	709	644	802	2,098	2,459
Total Recoveries on Loans and Leases Previously Charged-Off	1,718	2,715	2,252	6,855	8,752
Net Charged-Off - Loans and Leases	(1,147)	(631)	(1,193)	(3,264)	(5,293)
Net Charged-Off - Accrued Interest Receivable	-	-	(70)	(47)	(502)
Provision for Credit Losses:
Loans and Leases	(929)	(2,885)	(11,272)	(8,121)	(43,039)
Accrued Interest Receivable	-	-	(703)	(367)	(1,531)
Unfunded Commitments	905	350	1,575	429	3,770
Balance at End of Period	$152,927	$154,098	$174,708	$152,927	$174,708

Components
Allowance for Credit Losses - Loans and Leases	$146,436	$148,512	$167,920	$146,436	$167,920
Allowance for Credit Losses - Accrued Interest Receivable	-	-	667	-	667
Reserve for Unfunded Commitments	6,491	5,586	6,121	6,491	6,121
Total Reserve for Credit Losses	$152,927	$154,098	$174,708	$152,927	$174,708

Average Loans and Leases Outstanding	$13,126,717	$12,700,825	$11,958,321	$12,709,045	$12,002,426

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.03%	0.02%	0.04%	0.03%	0.06%
Ratio of Allowance for Credit Losses to Loans and Leases Outstanding [2]	1.10%	1.15%	1.39%	1.10%	1.39%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] The numerator comprises the Allowance for Credit Losses - Loans and Leases.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13a
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Three Months Ended September 30, 2022
Net Interest Income (Loss)	$85,666	$56,249	$(260)	$141,655
Provision for Credit Losses	1,148	(1)	(1,147)	-
Net Interest Income After Provision for Credit Losses	84,518	56,250	887	141,655
Noninterest Income (Loss)	30,974	(911)	597	30,660
Noninterest Expense	(83,278)	(17,073)	(5,398)	(105,749)
Income (Loss) Before Income Taxes	32,214	38,266	(3,914)	66,566
Provision for Income Taxes	(8,104)	(9,273)	3,612	(13,765)
Net Income (Loss)	$24,110	$28,993	$(302)	$52,801
Total Assets as of September 30, 2022	$8,399,068	$5,486,330	$9,248,642	$23,134,040

Three Months Ended September 30, 2021
Net Interest Income	$72,062	$50,088	$4,669	$126,819
Provision for Credit Losses	1,235	(42)	(11,593)	(10,400)
Net Interest Income After Provision for Credit Losses	70,827	50,130	16,262	137,219
Noninterest Income	32,046	7,906	1,426	41,378
Noninterest Expense	(71,377)	(15,924)	(9,218)	(96,519)
Income Before Income Taxes	31,496	42,112	8,470	82,078
Provision for Income Taxes	(8,001)	(10,373)	(1,651)	(20,025)
Net Income	$23,495	$31,739	$6,819	$62,053
Total Assets as of September 30, 2021	$7,530,513	$5,087,831	$10,347,039	$22,965,383

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13b
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Nine Months Ended September 30, 2022 [1]
Net Interest Income	$232,654	$152,391	$14,775	$399,820
Provision for Credit Losses	3,463	(200)	(11,263)	(8,000)
Net Interest Income After Provision for Credit Losses	229,191	152,591	26,038	407,820
Noninterest Income	94,811	17,650	3,908	116,369
Noninterest Expense	(247,724)	(52,757)	(12,081)	(312,562)
Income Before Income Taxes	76,278	117,484	17,865	211,627
Provision for Income Taxes	(19,151)	(28,721)	742	(47,130)
Net Income	$57,127	$88,763	$18,607	$164,497
Total Assets as of September 30, 2022 [1]	$8,399,068	$5,486,330	$9,248,642	$23,134,040

Nine Months Ended September 30, 2021
Net Interest Income	$212,991	$146,269	$11,642	$370,902
Provision for Credit Losses	5,088	205	(46,093)	(40,800)
Net Interest Income After Provision for Credit Losses	207,903	146,064	57,735	411,702
Noninterest Income	98,344	22,339	8,096	128,779
Noninterest Expense	(222,426)	(47,343)	(22,142)	(291,911)
Income Before Income Taxes	83,821	121,060	43,689	248,570
Provision for Income Taxes	(20,840)	(29,634)	(8,561)	(59,035)
Net Income	$62,981	$91,426	$35,128	$189,535
Total Assets as of September 30, 2021	$7,530,513	$5,087,831	$10,347,039	$22,965,383

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2022	2022	2022	2021	2021
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$115,013	$101,663	$94,439	$97,853	$100,570
Income on Investment Securities
Available-for-Sale	16,995	17,984	17,100	15,850	16,396
Held-to-Maturity	20,243	18,838	18,701	18,325	16,754
Deposits	10	5	4	1	2
Funds Sold	2,335	719	127	104	382
Other	322	353	202	176	159
Total Interest Income	154,918	139,562	130,573	132,309	134,263
Interest Expense
Deposits	10,296	3,535	2,353	2,898	3,837
Securities Sold Under Agreements to Repurchase	2,745	2,794	2,772	2,834	3,423
Funds Purchased	40	57	2	6	-
Short-Term Borrowings	-	92	-	-	-
Other Debt	182	182	183	183	184
Total Interest Expense	13,263	6,660	5,310	5,921	7,444
Net Interest Income	141,655	132,902	125,263	126,388	126,819
Provision for Credit Losses	-	(2,500)	(5,500)	(9,700)	(10,400)
Net Interest Income After Provision for Credit Losses	141,655	135,402	130,763	136,088	137,219
Noninterest Income
Trust and Asset Management	10,418	11,457	11,276	11,693	11,415
Mortgage Banking	1,002	1,247	2,740	2,908	3,136
Service Charges on Deposit Accounts	7,526	7,309	7,272	6,861	6,510
Fees, Exchange, and Other Service Charges	13,863	14,193	12,952	14,439	13,604
Investment Securities Gains (Losses), Net	(2,147)	(1,295)	(1,545)	(1,258)	(1,259)
Annuity and Insurance	1,034	870	791	876	735
Bank-Owned Life Insurance	2,486	2,658	2,349	1,907	1,897
Other	(3,522)	5,719	7,716	5,148	5,340
Total Noninterest Income	30,660	42,158	43,551	42,574	41,378
Noninterest Expense
Salaries and Benefits	59,938	57,769	59,924	59,434	56,447
Net Occupancy	10,186	9,930	9,826	9,028	3,079
Net Equipment	9,736	9,543	9,153	9,105	8,924
Data Processing	4,616	4,607	4,560	4,696	4,722
Professional Fees	3,799	3,542	3,258	3,427	2,948
FDIC Insurance	1,680	1,590	1,502	1,619	1,594
Other	15,794	15,958	15,651	14,369	18,805
Total Noninterest Expense	105,749	102,939	103,874	101,678	96,519
Income Before Provision for Income Taxes	66,566	74,621	70,440	76,984	82,078
Provision for Income Taxes	13,765	17,759	15,606	13,147	20,025
Net Income	$52,801	$56,862	$54,834	$63,837	$62,053
Preferred Stock Dividends	1,969	1,969	1,969	1,969	1,006
Net Income Available to Common Shareholders	$50,832	$54,893	$52,865	$61,868	$61,047

Basic Earnings Per Common Share	$1.28	$1.38	$1.33	$1.56	$1.53
Diluted Earnings Per Common Share	$1.28	$1.38	$1.32	$1.55	$1.52

Balance Sheet Totals
Loans and Leases	$13,321,606	$12,951,573	$12,544,492	$12,259,076	$12,072,750
Total Assets	23,134,040	23,232,699	23,000,317	22,784,941	22,965,383
Total Deposits	20,888,773	21,025,681	20,716,287	20,360,108	20,493,678
Total Shareholders' Equity	1,282,384	1,348,746	1,448,885	1,611,611	1,597,109

Performance Ratios
Return on Average Assets	0.91%	1.00%	0.97%	1.12%	1.07%
Return on Average Shareholders' Equity	15.31	16.40	14.18	15.92	15.41
Return on Average Common Equity	16.98	18.19	15.44	17.40	17.08
Efficiency Ratio [1]	61.37	58.80	61.53	60.18	57.38
Net Interest Margin [2]	2.60	2.47	2.34	2.34	2.32

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Eight Months Ended		Year Ended
(dollars in millions; jobs in thousands)	August 31, 2022		December 31, 2021		December 31, 2020
Hawaii Economic Trends
State General Fund Revenues [1]	$6,698.4	26.0%	$8,137.9	26.9%	$6,415.1	(12.3)%
General Excise and Use Tax Revenue [1]	2,858.8	20.7	3,604.3	18.6	3,038.8	(15.6)
Jobs [2]	651.6		642.6		594.4

				August 31,	December 31,
				2022	2021	2020
Unemployment, seasonally adjusted [3]
Statewide				4.1%	4.3%	9.8%
Honolulu County				3.8	4.0	8.8
Hawaii County				4.2	4.2	9.3
Maui County				4.8	5.4	13.9
Kauai County				5.4	6.0	13.6

			September 30,	December 31,
(1-year percentage change, except months of inventory)			2022	2021	2020	2019
Housing Trends (Single Family Oahu) [4]
Median Home Price			13.9%	19.3%	5.2%	(0.1)%
Home Sales Volume (units)			(15.8)%	17.9%	2.3%	3.9%
Months of Inventory			1.9	0.8	1.4	2.5

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
August 31, 2022				829.7		14.8%
July 31, 2022				919.2		4.5
June 30, 2022				841.8		6.4
May 31, 2022				774.1		22.9
April 30, 2022				809.6		67.3
March 31, 2022				785.7		78.7
February 28, 2022				623.7		165.1
January 31, 2022				567.2		229.8
December 31,2021				753.7		219.6
November 30, 2021				613.4		233.8
October 31, 2021				550.8		618.2
September 30, 2021				505.9		2,647.9
August 31, 2021				723.0		2,995.6
July 31, 2021				879.6		3,798.4
June 30, 2021				791.1		4,534.7
May 31, 2021				629.7		6,807.4
April 30, 2021				484.1		10,506.3
March 31, 2021				439.8		1.1
February 28, 2021				235.3		(71.6)
January 31, 2021				172.0		(80.1)
December 31, 2020				235.8		(75.2)
November 30, 2020				183.8		(77.3)
October 31, 2020				76.7		(90.4)
September 30, 2020				18.4		(97.5)
August 31, 2020				23.4		(97.5)
July 31, 2020				22.6		(97.7)
June 30, 2020				17.1		(98.2)
May 31, 2020				9.1		(98.9)
April 30, 2020				4.6		(99.5)
March 31, 2020				434.9		(53.7)
February 29, 2020				828.1		5.8
January 31, 2020				862.6		5.1

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U.S. Bureau of Labor Statistics
[3] Source: University of Hawaii Economic Research Organization (UHERO)
[4] Source: Honolulu Board of Realtors
[5] Source: Hawaii Tourism Authority